DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015 vs. Dec 31, 2014		Dec 31, 2015	Dec 31, 2014	2015 vs. 2014
EARNINGS SUMMARY
Interest Income	$2,061	$2,008	$1,947	$1,929	$1,974	$87	4%	$7,945	$7,596	$349	5%
Interest Expense	329	323	311	300	302	27	9%	1,263	1,134	129	11%
Net Interest Income	1,732	1,685	1,636	1,629	1,672	60	4%	6,682	6,462	220	3%
Discount/Interchange Revenue	635	614	612	536	620	15	2%	2,397	2,333	64	3%
Rewards Cost	372	326	314	268	517	(145)	(28%)	1,280	1,354	(74)	(5%)
Discount and Interchange Revenue, net	263	288	298	268	103	160	155%	1,117	979	138	14%
Protection Products Revenue	60	62	68	71	75	(15)	(20%)	261	314	(53)	(17%)
Loan Fee Income	87	87	80	81	86	1	1%	335	334	1	0%
Transaction Processing Revenue	38	39	40	42	46	(8)	(17%)	159	182	(23)	(13%)
Other Income	25	27	53	80	55	(30)	(55%)	185	206	(21)	(10%)
Total Other Income	473	503	539	542	365	108	30%	2,057	2,015	42	2%

Revenue Net of Interest Expense	2,205	2,188	2,175	2,171	2,037	168	8%	8,739	8,477	262	3%

Provision for Loan Losses	484	332	306	390	457	27	6%	1,512	1,443	69	5%

Employee Compensation and Benefits	333	337	326	331	314	19	6%	1,327	1,242	85	7%
Marketing and Business Development	196	168	199	182	216	(20)	(9%)	745	735	10	1%
Information Processing & Communications	87	84	90	88	88	(1)	(1%)	349	346	3	1%
Professional Fees	170	160	153	127	128	42	33%	610	450	160	36%
Premises and Equipment	24	24	23	24	24	0	0%	95	92	3	3%
Other Expense	123	109	136	121	162	(39)	(24%)	489	475	14	3%
Total Other Expense	933	882	927	873	932	1	—%	3,615	3,340	275	8%

Income Before Income Taxes	788	974	942	908	648	140	22%	3,612	3,694	(82)	(2%)
Tax Expense	288	362	343	322	244	44	18%	1,315	1,371	(56)	(4%)
Net Income	$500	$612	$599	$586	$404	$96	24%	$2,297	$2,323	($26)	(1%)

Net Income Allocated to Common Stockholders	$488	$599	$586	$573	$392	$96	24%	$2,246	$2,270	($24)	(1%)

Effective Tax Rate	36.5%	37.2%	36.4%	35.5%	37.7%			36.4%	37.1%

Net Interest Margin	9.75%	9.62%	9.63%	9.69%	9.76%	(1)	bps	9.68%	9.81%	(13)	bps
Operating Efficiency	42.3%	40.3%	42.6%	40.2%	45.8%	(345)	bps	41.4%	39.4%	200	bps
ROE	18%	22%	21%	21%	14%			21%	21%

Ending Common Shares Outstanding	422	430	437	445	449	(27)	(6%)	422	449	(27)	(6%)
Weighted Average Common Shares Outstanding	426	433	441	448	452	(26)	(6%)	437	462	(25)	(5%)
Weighted Average Common Shares Outstanding (fully diluted)	426	434	442	448	453	(27)	(6%)	438	463	(25)	(5%)

PER SHARE STATISTICS
Basic EPS	$1.15	$1.38	$1.33	$1.28	$0.87	$0.28	32%	$5.14	$4.91	$0.23	5%
Diluted EPS	$1.14	$1.38	$1.33	$1.28	$0.87	$0.27	31%	$5.13	$4.90	$0.23	5%
Common Stock Price (period end)	$53.62	$51.99	$57.62	$56.35	$65.49	($11.87)	(18%)	$53.62	$65.49	($11.87)	(18%)
Book Value per share	$26.74	$26.32	$25.75	$25.22	$24.79	$1.95	8%	$26.74	$24.79	$1.95	8%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015 vs. Dec 31, 2014		Dec 31, 2015	Dec 31, 2014	2015 vs. 2014
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$767	$950	$914	$881	$646	$121	19%	$3,512	$3,605	($93)	(3%)
Payment Services	21	24	28	27	2	19	NM	100	89	11	12%
Total	$788	$974	$942	$908	$648	$140	22%	$3,612	$3,694	($82)	(2%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	546	519	512	456	523	23	4%	2,033	2,020	13	1%
PULSE Network	905	972	989	1,024	1,085	(180)	(17%)	3,890	4,283	(393)	(9%)
Total	1,451	1,491	1,501	1,480	1,608	(157)	(10%)	5,923	6,303	(380)	(6%)

NETWORK VOLUME
PULSE Network	$35,902	$36,267	$37,162	$40,814	$41,788	($5,886)	(14%)	$150,145	$165,851	($15,706)	(9%)
Network Partners	3,274	3,206	3,536	2,949	2,263	1,011	45%	12,965	9,446	3,519	37%
Diners Club International [1]	6,760	6,560	6,773	6,474	6,933	(173)	(2%)	26,567	26,970	(403)	(1%)
Total Payment Services	45,936	46,033	47,471	50,237	50,984	(5,048)	(10%)	189,677	202,267	(12,590)	(6%)
Discover Network - Proprietary	32,910	31,408	31,084	27,324	32,005	905	3%	122,726	119,471	3,255	3%
Total	$78,846	$77,441	$78,555	$77,561	$82,989	($4,143)	(5%)	$312,403	$321,738	($9,335)	(3%)

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015 vs. Dec 31, 2014
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$12,755	$13,650	$14,050	$14,701	$11,339	$1,416	12%
Total Loan Receivables	72,385	70,078	69,028	67,648	69,969	2,416	3%
Allowance for Loan Losses	(1,869)	(1,743)	(1,735)	(1,776)	(1,746)	(123)	(7%)
Net Loan Receivables	70,516	68,335	67,293	65,872	68,223	2,293	3%
Premises and Equipment, net	693	684	688	678	670	23	3%
Goodwill and Intangible Assets, net	423	424	425	432	433	(10)	(2%)
Other Assets	2,549	2,518	2,455	2,495	2,461	88	4%
Total Assets	$86,936	$85,611	$84,911	$84,178	$83,126	$3,810	5%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$30,866	$29,801	$29,498	$29,303	$28,766	$2,100	7%
Brokered Deposits and Other Deposits	16,728	16,804	16,818	17,124	17,323	(595)	(3%)
Deposits	47,594	46,605	46,316	46,427	46,089	1,505	3%
Borrowings	24,724	23,800	24,243	23,090	22,657	2,067	9%
Accrued Expenses and Other Liabilities	3,343	3,903	3,089	3,450	3,246	97	3%
Total Liabilities	75,661	74,308	73,648	72,967	71,992	3,669	5%
Total Equity	11,275	11,303	11,263	11,211	11,134	141	1%
Total Liabilities and Stockholders' Equity	$86,936	$85,611	$84,911	$84,178	$83,126	$3,810	5%

LIQUIDITY
Liquidity Portfolio	$12,077	$12,354	$12,781	$14,162	$10,752	$1,325	12%
Undrawn Credit Facilities [1]	30,682	31,008	25,029	24,340	23,524	7,158	30%
Total Liquidity	$42,759	$43,362	$37,810	$38,502	$34,276	$8,483	25%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015 vs. Dec 31, 2014
BALANCE SHEET STATISTICS
Total Common Equity	$10,715	$10,743	$10,703	$10,651	$10,574	$141	1%
Total Common Equity/Total Assets	12.3%	12.5%	12.6%	12.7%	12.7%
Total Common Equity/Net Loans	15.2%	15.7%	15.9%	16.2%	15.5%

Tangible Assets	$86,513	$85,187	$84,486	$83,746	$82,693	$3,820	5%
Tangible Common Equity [1]	$10,292	$10,319	$10,278	$10,219	$10,141	$151	1%
Tangible Common Equity/Tangible Assets [1]	11.9%	12.1%	12.2%	12.2%	12.3%
Tangible Common Equity/Net Loans [1]	14.6%	15.1%	15.3%	15.5%	14.9%
Tangible Common Equity per share [1]	$24.41	$24.02	$23.50	$22.99	$22.58	$1.83	8%

REGULATORY CAPITAL RATIOS	Basel III Transition		Basel I
Total Risk Based Capital Ratio [2]	16.5%	17.1%	17.2%	17.6%	17.0%
Tier 1 Risk Based Capital Ratio [2]	14.7%	15.2%	15.3%	15.6%	14.9%
Tier 1 Common Capital Ratio [2,3]	N/A	N/A	N/A	N/A	14.1%
Tier 1 Leverage Ratio [2]	12.9%	13.1%	13.2%	13.3%	13.2%
Common Equity Tier 1 Capital Ratio [2]	13.9%	14.4%	14.5%	14.8%	N/A
	Basel III Fully Phased-in
Common Equity Tier 1 Capital Ratio [4]	13.9%	14.3%	14.4%	14.7%	14.1%

RATIO OF EARNINGS TO FIXED CHARGES
Ratio of Earnings to Fixed Charges [5]	3.9	4.0	4.0	4.1	4.3

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I at December 31, 2014

[3] Tier 1 Common Capital Ratio (under Basel I) is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[4] Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

[5] Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015 vs. Dec 31, 2014
AVERAGE BALANCES
Assets
Cash and Investment Securities	$12,881	$12,609	$13,219	$12,148	$11,886	$995	8%
Restricted Cash	529	703	686	605	242	287	119%
Credit Card Loans	56,050	55,281	53,987	54,038	54,169	1,881	3%
Private Student Loans	8,732	8,580	8,597	8,721	8,478	254	3%
Personal Loans	5,488	5,307	5,131	5,047	4,954	534	11%
Other Loans	233	294	385	342	329	(96)	(29%)
Total Loans	70,503	69,462	68,100	68,148	67,930	2,573	4%
Total Interest Earning Assets	83,913	82,774	82,005	80,901	80,058	3,855	5%
Allowance for Loan Losses	(1,794)	(1,776)	(1,807)	(1,753)	(1,676)	(118)	(7%)
Other Assets	4,499	4,474	4,466	4,439	4,303	196	5%
Total Assets	$86,618	$85,472	$84,664	$83,587	$82,685	$3,933	5%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$30,126	$29,477	$29,194	$28,891	$28,828	$1,298	5%
Brokered Deposits and Other Deposits	16,570	16,923	16,904	17,096	16,755	(185)	(1%)
Total Interest-bearing Deposits	46,696	46,400	46,098	45,987	45,583	1,113	2%
Short-term Borrowings	—	60	153	126	107	(107)	(100%)
Securitized Borrowings	16,658	16,479	17,351	17,220	17,219	(561)	(3%)
Other Long-term Borrowings	7,946	7,446	6,028	5,307	4,950	2,996	61%
Total Interest-bearing Liabilities	71,300	70,385	69,630	68,640	67,859	3,441	5%
Other Liabilities & Stockholders' Equity	15,318	15,087	15,034	14,947	14,826	492	3%
Total Liabilities and Stockholders' Equity	$86,618	$85,472	$84,664	$83,587	$82,685	$3,933	5%

AVERAGE RATES
Assets
Cash and Investment Securities	0.61%	0.55%	0.59%	0.62%	0.72%	(11)	bps
Restricted Cash	0.16%	0.15%	0.13%	0.11%	0.10%	6	bps
Credit Card Loans	12.20%	12.03%	12.04%	12.05%	12.08%	12	bps
Private Student Loans	6.88%	6.88%	6.91%	6.95%	6.85%	3	bps
Personal Loans	11.79%	12.08%	12.12%	12.19%	12.25%	(46)	bps
Other Loans	4.88%	4.44%	4.62%	4.23%	3.78%	110	bps
Total Loans	11.49%	11.37%	11.35%	11.37%	11.40%	9	bps
Total Interest Earning Assets	9.75%	9.62%	9.52%	9.67%	9.78%	(3)	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.21%	1.23%	1.23%	1.25%	1.26%	(5)	bps
Brokered Deposits and Other Deposits	1.59%	1.55%	1.55%	1.50%	1.53%	6	bps
Total Interest-bearing Deposits	1.35%	1.34%	1.35%	1.34%	1.36%	(1)	bps
Short-term Borrowings	—%	1.49%	1.37%	1.43%	1.54%	(154)	bps
Securitized Borrowings	1.99%	1.98%	1.91%	1.89%	1.88%	11	bps
Other Long-term Borrowings	4.30%	4.42%	4.90%	5.11%	5.09%	(79)	bps
Total Interest-bearing Liabilities	1.83%	1.82%	1.80%	1.77%	1.77%	6	bps

Net Interest Margin	9.75%	9.62%	9.63%	9.69%	9.76%	(1)	bps
Net Yield on Interest-earning Assets	8.19%	8.08%	8.00%	8.17%	8.28%	(9)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015 vs. Dec 31, 2014		Dec 31, 2015	Dec 31, 2014	2015 vs. 2014
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$72,385	$70,078	$69,028	$67,648	$69,969	$2,416	3%	$72,385	$69,969	$2,416	3%
Average Loans [1,2]	$70,503	$69,462	$68,100	$68,148	$67,930	$2,573	4%	$69,061	$65,853	$3,208	5%

Interest Yield	11.49%	11.37%	11.35%	11.37%	11.40%	9	bps	11.40%	11.40%	—	bps
Gross Principal Charge-off Rate	2.65%	2.51%	2.76%	2.82%	2.70%	(5)	bps	2.69%	2.74%	(5)	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	2.78%	2.64%	2.91%	2.98%	2.86%	(8)	bps	2.82%	2.91%	(9)	bps
Net Principal Charge-off Rate	2.02%	1.85%	2.05%	2.14%	2.06%	(4)	bps	2.01%	2.04%	(3)	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.11%	1.94%	2.16%	2.26%	2.18%	(7)	bps	2.12%	2.17%	(5)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.67%	1.60%	1.49%	1.57%	1.66%	1	bps	1.67%	1.66%	1	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.76%	0.72%	0.69%	0.78%	0.78%	(2)	bps	0.76%	0.78%	(2)	bps
Gross Principal Charge-off Dollars	$472	$440	$469	$474	$463	$9	2%	$1,855	$1,806	$49	3%
Net Principal Charge-off Dollars	$358	$324	$347	$360	$355	$3	1%	$1,389	$1,345	$44	3%
Net Interest and Fee Charge-off Dollars	$86	$81	$87	$95	$91	($5)	(5%)	$349	$352	($2)	(1%)
Loans Delinquent Over 30 Days [3]	$1,153	$1,070	$980	$1,006	$1,100	$53	5%	$1,153	$1,100	$53	5%
Loans Delinquent Over 90 Days [3]	$530	$481	$450	$500	$517	$13	3%	$530	$517	$13	3%

Allowance for Loan Loss (period end)	$1,869	$1,743	$1,735	$1,776	$1,746	$123	7%	$1,869	$1,746	$123	7%
Change in Loan Loss Reserves	$126	$8	($41)	$30	$102	$24	24%	$123	$98	$25	26%
Reserve Rate	2.58%	2.49%	2.51%	2.63%	2.50%	8	bps	2.58%	2.50%	8	bps
Reserve Rate Excluding PCI Loans [3]	2.65%	2.57%	2.60%	2.72%	2.59%	6	bps	2.65%	2.59%	6	bps

CREDIT CARD LOANS
Ending Loans	$57,896	$55,655	$54,949	$53,499	$56,128	$1,768	3%	$57,896	$56,128	$1,768	3%
Average Loans	$56,050	$55,281	$53,987	$54,038	$54,169	$1,881	3%	$54,846	$52,600	$2,246	4%

Interest Yield	12.20%	12.03%	12.04%	12.05%	12.08%	12	bps	12.08%	12.09%	(1)	bps
Gross Principal Charge-off Rate	2.94%	2.83%	3.14%	3.21%	3.03%	(9)	bps	3.03%	3.11%	(8)	bps
Net Principal Charge-off Rate	2.18%	2.04%	2.28%	2.40%	2.26%	(8)	bps	2.22%	2.27%	(5)	bps
Delinquency Rate (over 30 days)	1.72%	1.65%	1.55%	1.64%	1.73%	(1)	bps	1.72%	1.73%	(1)	bps
Delinquency Rate (over 90 days)	0.85%	0.78%	0.75%	0.86%	0.85%	—	bps	0.85%	0.85%	—	bps
Gross Principal Charge-off Dollars	$415	$394	$423	$428	$413	$2	0%	$1,660	$1,636	$24	1%
Net Principal Charge-off Dollars	$309	$285	$307	$319	$309	$—	0%	$1,220	$1,191	$29	2%
Loans Delinquent Over 30 Days	$995	$919	$850	$879	$971	$24	2%	$995	$971	$24	2%
Loans Delinquent Over 90 Days	$490	$437	$414	$458	$480	$10	2%	$490	$480	$10	2%

Allowance for Loan Loss (period end)	$1,554	$1,459	$1,441	$1,492	$1,474	$80	5%	$1,554	$1,474	$80	5%
Change in Loan Loss Reserves	$95	$18	($51)	$18	$86	$9	10%	$80	$68	$12	18%
Reserve Rate	2.68%	2.62%	2.62%	2.79%	2.63%	5	bps	2.68%	2.63%	5	bps

Total Discover Card Volume	$33,830	$32,971	$32,299	$28,725	$33,211	$619	2%	$127,825	$125,111	$2,714	2%
Discover Card Sales Volume	$31,672	$30,374	$30,017	$26,379	$30,871	$801	3%	$118,442	$115,518	$2,924	3%
Rewards Rate	1.18%	1.07%	1.05%	1.02%	1.67%	(49)	bps	1.08%	1.17%	(9)	bps
[1] Total Loans includes mortgages and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015 vs. Dec 31, 2014		Dec 31, 2015	Dec 31, 2014	2015 vs. 2014
PRIVATE STUDENT LOANS
Ending Loans	$8,763	$8,769	$8,520	$8,696	$8,510	$253	3%	$8,763	$8,510	$253	3%
Ending PCI Loans [1]	$3,116	$3,249	$3,381	$3,519	$3,660	($544)	(15%)	$3,116	$3,660	($544)	(15%)

Interest Yield	6.88%	6.88%	6.91%	6.95%	6.85%	3	bps	6.90%	6.84%	6	bps
Net Principal Charge-off Rate	0.82%	0.57%	0.61%	0.61%	0.79%	3	bps	0.65%	0.69%	(4)	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.30%	0.94%	1.02%	1.03%	1.40%	(10)	bps	1.07%	1.29%	(22)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.91%	1.88%	1.78%	1.66%	1.80%	11	bps	1.91%	1.80%	11	bps

Reserve Rate	1.63%	1.48%	1.68%	1.63%	1.59%	4	bps	1.63%	1.59%	4	bps
Reserve Rate excluding PCI Loans [2]	1.88%	1.84%	2.23%	2.18%	2.20%	(32)	bps	1.88%	2.20%	(32)	bps

PERSONAL LOANS
Ending Loans	$5,490	$5,425	$5,183	$5,065	$5,007	$483	10%	$5,490	$5,007	$483	10%

Interest Yield	11.79%	12.08%	12.12%	12.19%	12.25%	(46)	bps	12.04%	12.36%	(32)	bps
Net Principal Charge-off Rate	2.28%	1.99%	2.10%	2.22%	2.20%	8	bps	2.15%	2.04%	11	bps
Delinquency Rate (over 30 days)	0.89%	0.80%	0.71%	0.76%	0.79%	10	bps	0.89%	0.79%	10	bps

Reserve Rate	2.82%	2.49%	2.54%	2.43%	2.40%	42	bps	2.82%	2.40%	42	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015 vs. Dec 31, 2014		Dec 31, 2015	Dec 31, 2014	2015 vs. 2014
DIRECT BANKING
Interest Income	$2,061	$2,008	$1,947	$1,929	$1,974	$87	4%	$7,945	$7,596	$349	5%
Interest Expense	329	323	311	300	302	27	9%	1,263	1,134	129	11%
Net Interest Income	1,732	1,685	1,636	1,629	1,672	60	4%	6,682	6,462	220	3%
Other Income	408	435	468	468	286	122	43%	1,779	1,700	79	5%
Revenue Net of Interest Expense	2,140	2,120	2,104	2,097	1,958	182	9%	8,461	8,162	299	4%
Provision for Loan Losses	486	332	306	388	454	32	7%	1,512	1,440	72	5%
Total Other Expense	887	838	884	828	858	29	3%	3,437	3,117	320	10%
Income Before Income Taxes	$767	$950	$914	$881	$646	$121	19%	$3,512	$3,605	($93)	(3%)

Net Interest Margin	9.75%	9.63%	9.63%	9.70%	9.77%	(2)	bps	9.68%	9.82%	(14)	bps
Pretax Return on Loan Receivables	4.32%	5.43%	5.38%	5.24%	3.78%	54	bps	5.09%	5.48%	(39)	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Other Income	65	68	71	74	79	(14)	(18%)	278	315	(37)	(12%)
Revenue Net of Interest Expense	65	68	71	74	79	(14)	(18%)	278	315	(37)	(12%)
Provision for Loan Losses	(2)	—	—	2	3	(5)	(167%)	—	3	(3)	(100%)
Total Other Expense	46	44	43	45	74	(28)	(38%)	178	223	(45)	(20%)
Income Before Income Taxes	$21	$24	$28	$27	$2	$19	NM	$100	$89	$11	12%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided

Discover card sales volume represents Discover card activity related to net sales

Discover card volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network proprietary volume represents gross proprietary sales volume on the Discover Network

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Ratio of Earnings to Fixed Charges represents income before income tax expense and fixed charges divided by fixed charges for the reporting period. Fixed charges are the sum of interest expense, amortized premiums, discounts and capitalized expenses related to indebtedness and an estimate of interest within rental expense for the reporting period

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel I, to be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Under Basel III, to be considered "well-capitalized," total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 10%, 8%, 5%, and 6.5% respectively must be maintained. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Prior to January 1, 2015 regulatory capital ratios are calculated under Basel I. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III. Tier 1 Common Capital Ratio calculated under Basel I represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital (Basel I) to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
GAAP total common equity	$10,715	$10,743	$10,703	$10,651	$10,574
Less: Goodwill	(255)	(255)	(255)	(257)	(257)
Less: Intangibles	(168)	(169)	(170)	(175)	(176)
Tangible common equity [1]	$10,292	$10,319	$10,278	$10,219	$10,141
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital					138
Total tier 1 common capital (Basel I) [2]					$10,279
Add: Adjustments related to capital components [3]					26
Common equity Tier 1 capital (Basel III fully phased-in)					$10,305

Common equity Tier 1 capital (Basel III transition)	$10,566	$10,612	$10,552	$10,497
Adjustments related to capital components during transition [4]	(82)	(82)	(83)	(87)
Common equity Tier 1 capital (Basel III fully phased-in)	$10,484	$10,530	$10,469	$10,410

Risk weighted assets (Basel I)	N/A	N/A	N/A	N/A	$72,889
Risk weighted assets (Basel III transition)	$75,787	$73,526	$72,658	$70,868	N/A
Risk weighted assets (Basel III fully phased-in) [5]	$75,685	$73,423	$72,555	$70,762	$73,315

Tier 1 common capital ratio (Basel I) [6,7]	N/A	N/A	N/A	N/A	14.1%
Common equity Tier 1 capital ratio (Basel III transition) [6]	13.9%	14.4%	14.5%	14.8%	N/A
Common equity Tier 1 capital ratio (Basel III fully phased-in) [6,8]	13.9%	14.3%	14.4%	14.7%	14.1%

GAAP book value per share	$26.74	$26.32	$25.75	$25.22	$24.79
Less: Goodwill	(0.60)	(0.60)	(0.58)	(0.58)	(0.57)
Less: Intangibles	(0.40)	(0.40)	(0.39)	(0.39)	(0.39)
Less: Preferred Stock	(1.33)	(1.30)	(1.28)	(1.26)	(1.25)
Tangible common equity per share	$24.41	$24.02	$23.50	$22.99	$22.58

1 Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

2 Tier 1 common capital (under Basel I), a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so users of this information are advised to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital

3 Adjustments related to capital components for fully phased-in Basel III include deferred tax liabilities related to intangible assets and deduction for deferred tax assets

4 Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion

5 Key differences under fully phased-in Basel III rules in the calculation of risk-weighted assets include higher risk weighting for past due loans and unfunded commitments

6 As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I at December 31, 2014

7 Tier 1 common capital ratio is calculated using tier 1 common capital (Basel I), a non-GAAP measure, divided by risk weighted assets (Basel I)

8 Common equity tier 1 capital ratio (Basel III fully phased-in) is calculated using common equity tier 1 capital (Basel III fully phased-in), a non-GAAP measure, divided by risk weighted assets (Basel III fully phased-in)

Note: See Glossary of Financial Terms for definitions of financial terms